Exhibit 4.1
                                     [LOGO]
COMMON                                                                   COMMON

NUMBER                       URBAN COOL NETWORK, INC.                    SHARES

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
OF THE STATE OF DELAWARE
                                                            CUSIP 091703M 10 09


THIS CERTIFIES that




is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER
                                   SHARE, OF

Urban Cool Network, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, on surrender of this certificate properly endorsed.

   This certificate is not valid until countersigend and registered by the Transfer Agent and Registrar.

   Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                              CERTIFICATE OF STOCK

Dated:

                                                         /s/ Barry Levine
COUNTERSIGNED AND REGISTERED:                            -----------------------
  CONTINENTAL STOCK TRANSFER                                   SECRETARY
  & TRUST COMPANY
  (NEW YORK, NEW YORK)
  TRANSFER AGENT            URBAN COOL NETWORK, INC.
  AND REGISTRAR                    CORPORATE
                                      ---
                                      SEAL               /s/ Jacob R. Miles, III
                                    DELAWARE             -----------------------
                                                               CHAIRMAN

  AUTHORIZED SIGNATURE

      The Corporation is authorized to issue more than one class or series of stock. The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Secretary of the Corporation.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common         UNIF GIFT MIN ACT-______Custodian_______
TEN ENT -- as tenants by the entireties                   (Cust)         (Minor)
JT TEN  -- as joint tenants with right of                 under Uniform Gifts to
           survivorship and not as tenants                Minors
           in common                                      Act___________________
                                                                   (State)

     Additional abbreviations may also be used though not in the above list.

For value received, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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                                                                          shares
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of the  capital  stock  represented  by the  within  Certificate,  and do hereby irrevocably constitute and appoint
                                  ----------------------------------------------

                                                                        Attorney
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to transfer  the said stock on the books of the within  named  Corporation  with full power of substitution in the premises.



Dated
     -----------------------


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NOTICE: THE  SIGNATURE  TO THIS  ASSIGNMENT  MUST  CORRESPOND  WITH  THE NAME AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:


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THE SIGNATURE SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17aD-15.